Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

DATED AS OF MAY 12, 2016

Reference is made to the Credit Agreement, dated as of December 28, 2012, (as supplemented, amended or otherwise modified, the “Credit Agreement”) among The PrivateBank and Trust Company, as Collateral Agent, Administrative Agent and Co-Lead Arranger, (“The PrivateBank”), the other financial institutions party to the Credit Agreement (together with The PrivateBank and lenders included on Annex A to the Credit Agreement, the “Lenders”) and Primoris Services Corporation, a Delaware corporation, (the “Borrower”).  Any terms not defined herein shall have the meanings set forth in the Credit Agreement.

RECITALS

WHEREAS, the parties have agreed to amend the pricing grid in the definition of “Applicable Margin” as set forth herein;

WHEREAS, the parties have agreed to amend the Tangible Net Worth covenant as set forth herein;

WHEREAS, pursuant to the Borrower’s request, the Bank has agreed to increase the Senior Debt to EBITDA Ratio as set forth herein; and

WHEREAS, consistent with the aforementioned request by the Borrower, the Bank is also increasing the maximum proforma Debt to EBITDA calculation required for an acquisition to be considered a Permitted Acquisition as set forth herein.

In consideration of the mutual agreements herein contained, the Lenders and Borrower hereto agree as follows:

SECTION A.    AMENDMENTS TO CREDIT AGREEMENT

Subject to the satisfaction of the conditions set forth in Section B hereof and the accuracy of the representations and warranties set forth in Section C hereof, the Lenders hereby agree with the Borrower to amend, effective on and as of the date first above written, the Credit Agreement as follows:

1.The pricing grid in the definition of “Applicable Margin” in Section 1.1 Definitions is hereby deleted in its entirety and replaced with the following:

Level	Senior Debt to EBITDA Ratio	LIBOR Margin	Base Rate Margin	Non‑Use Fee Rate	L/C Fee (Financial)	L/C Fee (Performance)
I	Less than 0.5:1	100 bps	0 bps	20 bps	100 bps	75 bps
II	Greater than or equal to 0.5:1 but less than 1.0:1	125 bps	0 bps	25 bps	125 bps	100 bps
III	Greater than or equal to 1.0:1 but less than 1.5:1	150 bps	0 bps	25 bps	150 bps	125 bps
IV	Greater than or equal to 1.5:1 but less than 2.0:1	175 bps	0 bps	30 bps	175 bps	150 bps
V	Greater than or equal to 2.0:1but less than 2.50:1	200 bps	0 bps	30 bps	200 bps	175 bps
VI	Greater than or equal to 2.50:1	225 bps	0 bps	30 bps	225 bps	200 bps

2.Subsection (D) of the definition of “Permitted Acquisition” in Section 1.1 Definitions is hereby deleted in its entirety and replaced with the following:

(D)      immediately after giving effect to such Acquisition, Debt to EBITDA on a pro forma basis is less than 2.25x.

3.Section 11.14.1 Tangible Net Worth is hereby deleted in its entirety and replaced with the following:

11.14.1      Tangible Net Worth.  The Borrower will not permit Tangible Net Worth, calculated as of the last day of each Fiscal Quarter (commencing March 31, 2016), to be less than $200,000,000, which required minimum amount will increase thereafter, annually, commencing March 31, 2017, and each anniversary of such date by an amount equal to twenty-five percent (25%) of Consolidated Net Income reported on the Borrower’s annual audited financial statements delivered pursuant to Section 10.1.1 for the preceding Fiscal Year (but without reduction for any net loss).

4.Section 11.14.3 Senior Debt to EBITDA Ratio is hereby deleted in its entirety and replaced with the following:

11.14.3  Senior Debt to EBITDA.  Not permit the Senior Debt to EBITDA Ratio for the Borrower and the Subsidiaries as of the last day of any Computation Period, calculated at the end of each Fiscal Quarter, to exceed 2.75x.

SECTION B.    CONDITIONS OF AMENDMENT

B-1Section A of this Fourth Amendment shall be effective as of the date first written above subject to the receipt by the Collateral Agent of each of the following from the Borrower, all of which must be satisfactory to the Lenders and their counsel in form, substance and execution:

(a)This Fourth Amendment duly executed and delivered by each of the parties hereto;

(b)A Counterpart of the Acknowledgement and Consent, a form of which is attached hereto as Exhibit A, duly executed and delivered by each of the Guarantors;

(c)Evidence as requested by the Lenders that the representations and warranties of the Borrower made in Section C of this Fourth Amendment are true and correct as of the date first written above;

(d)Certificate of Secretary of the Borrower certifying as to Good Standing, Articles of Incorporation, Bylaws and corporate Resolutions approving this Fourth Amendment;

(e)Receipt by the Lenders, in form and substance reasonably satisfactory to the Lenders, of an amendment to the Note Purchase Agreement that amends the Note Purchase Agreement in substantially the same manner as the Credit Agreement is amended by this Fourth Amendment, duly executed and delivered by each of the parties thereto;

(f)Counterpart originals or certified or other copies of all corporate and other proceedings, pertaining directly to this Fourth Amendment and all documents and instruments directly incident to this Fourth Amendment as the Lenders or their counsel may reasonably request; and

(g)Payment of an Amendment Fee in the amount of $62,500 to be distributed pro rata among the Lenders.

SECTION C.    MISCELLANEOUS

C-1.The Borrower hereby represents to the Collateral Agent, the Administrative Agent and the Lenders that no Event of Default or Unmatured Event of Default or Material Adverse Effect has occurred or is continuing.

C-2.The Borrower hereby represents to the Collateral Agent, the Administrative Agent and the Lenders that as of the date hereof, the representations, warranties and covenants set forth in the Credit Agreement are and shall be and remain true and correct in all material respects (except that the financial covenants shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and the Borrower is in full compliance with all other terms and conditions of the Credit Agreement.

C-3.The Borrower hereby represents to the Collateral Agent, the Administrative Agent and the Lenders that there are no Uniform Commercial Code financing statements in effect with respect to the collateral of the Borrower or any Loan Party (other than those Uniform Commercial Code financing statements on file for the benefit of the Bank as Collateral Agent) that secure collateral other than equipment.

C-4.The Borrower hereby represents to the Collateral Agent, the Administrative Agent and the Lenders that there are no pending lawsuits against the Borrower or any Loan Party that, if decided adversely against the Borrower or any Loan Party, would not be covered by insurance.

C-5.The Borrower confirms its agreement, pursuant to Section 15.5 of the Credit Agreement to pay promptly all reasonable expenses of the Administrative Agent and the Lenders related to this Fourth Amendment and all matters contemplated hereby, including, without limitation, all reasonable fees and expenses of counsel to the Lenders and all expenses and fees of Corporation Service Company.

C-6.Except as expressly provided herein, the execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power or remedy of any Lender nor constitute a waiver of any provision of the Credit Agreement, any Loan Document or any other document, instrument or agreement executed and delivered in connection with any of the foregoing.

C-7.THIS FOURTH AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

C-8.The Lenders hereby consent to the execution and delivery of this Fourth Amendment and further agree that the Noteholders shall be entitled to rely on the foregoing consent.

C-9.Except as amended by the foregoing, no other terms of the Credit Agreement are in any way changed by this Fourth Amendment and the aforementioned documents shall continue in full force and effect in accordance with their original terms.  This Agreement may be executed in counterpart, and by facsimile and by the different parties on different counterpart signature pages, which taken together, shall constitute one and the same Agreement.

[Signature Page to Follow]

The parties hereto have caused this Fourth Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

PRIMORIS SERVICES CORPORATION

By:	/s/ John Perisich
John Perisich
Title:	EVP

THE PRIVATEBANK AND TRUST COMPANY,
as Administrative Agent, Collateral Agent and as a Lender

By:	/s/ John M. O’Connell
John M. O’Connell
Managing Director

THE BANK OF THE WEST,
as Co- Lead Arranger and as a Lender

By:	/s/ Nabil B. Khoury
Nabil B. Khoury
Its:	Vice President, Commercial Banking Group

IBERIABANK,
as a Lender

By:	/s/ Erin Ofemia
Erin Ofemia

Its:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/B. Reed Barton Jr.
B. Reed Barton Jr.
Its:	Assistant Vice President

UMB BANK, n.a.
as a Lender

By:	/s/ S. Scott Heady
S. Scott Heady
Its:	SVP

Signature Page to Fourth Amendment

EXHIBIT A

FORM OF ACKNOWLEDGEMENT AND CONSENT

DATED AS OF May 12, 2016

Each of the undersigned, as a Loan Party, hereby acknowledges and consents to the Fourth Amendment, of even date herewith, to the Credit Agreement dated as of December 28, 2012, (as supplemented, amended or otherwise modified, the “Credit Agreement”) among The PrivateBank and Trust Company, as Administrative Agent and Co-Lead Arranger, the other financial institutions party to the Credit Agreement (together with The PrivateBank, the “Lenders”) and Primoris Services Corporation, a Delaware corporation, and hereby confirms and agrees that the Loan Documents to which each Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

[Signature Page to Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute this  Acknowledgement and Consent as of the date first written above.

ONQUEST HEATERS, INC.		ARB, INC.

By:	/s/ John M. Perisich John M. Perisich	By:	/s/ John M. Perisich John M. Perisich
Its:	EVP	Its:	EVP

ARB STRUCTURES, INC.		ALASKA CONTINENTAL PIPELINE, INC.

By:	/s/ John M. Perisich John M. Perisich	By:	/s/ John M. Perisich John M. Perisich
Its:	EVP	Its:	EVP

CARDINAL CONTRACTORS, INC.		JUNIPER ROCK CORPORATION

By:	/s/ John M. Perisich John M. Perisich	By:	/s/ John M. Perisich John M. Perisich
Its:	EVP	Its:	EVP

BTEX MATERIALS, LLC		ONQUEST, INC.

By:	/s/ John M. Perisich John M. Perisich	By:	/s/ John M. Perisich John M. Perisich
Its:	EVP	Its:	EVP

MILLER SPRINGS MATERIALS, L.L.C.		GML COATINGS, LLC

By:	/s/ John M. Perisich John M. Perisich	By:	/s/ John M. Perisich John M. Perisich
Its:	EVP	Its:	EVP

JAMES CONSTRUCTION GROUP, L.L.C.		ROCKFORD CORPORATION

By:	/s/ John M. Perisich John M. Perisich	By:	/s/ John M. Perisich John M. Perisich
Its:	EVP	Its:	EVP

Q3 CONTRACTING, INC.		PRIMORIS ENERGY SERVICES CORPORATION

By:	/s/ John M. Perisich John M. Perisich	By:	/s/ John M. Perisich John M. Perisich
Its:	EVP	Its:	EVP

PRIMORIS AEVENIA, INC.		VADNAIS TRENCHLESS SERVICES, INC.

By:	/s/ John M. Perisich John M. Perisich	By:	/s/ John M. Perisich John M. Perisich
Its:	EVP	Its:	EVP